SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 28, 2020, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and EKSO BIONICS HOLDINGS, INC., a Nevada corporation (“Parent”), and EKSO BIONICS, INC., a Delaware corporation (“Ekso”) (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 30, 2016, including by that certain First Amendment to Loan and Security Agreement dated as of August 3, 2017, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.The defined term “Monthly Cash Burn” in Section 1.1 of the Agreement hereby is deleted in its entirety.

2.The following defined term in Section 1.1 of the Agreement hereby is added in its entirety as follows:

“Second Amendment Effective Date” means April 28, 2020.

3.Section 2.2(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(b) Repayment. Borrower shall make monthly payments of interest only, in arrears, commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make equal monthly payments of principal, together with applicable interest, in arrears, to Bank, as calculated by Bank (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule equal to
(i) if the Amortization Date is February 1, 2018, thirty-six (36) months and (ii) if the Amortization Date is August 1, 2018, thirty (30) months; provided, however, Borrower’s Term Loan principal payments due on May 1, 2020, June 1, 2020, and July 1, 2020 (the “Deferred Principal Payments”) shall be deferred and on August 1, 2020, the outstanding principal balance of the Term Loans, including the Deferred Principal Payments, shall re-amortize and commencing on August 1, 2020 and continuing on the Payment Date of each month thereafter, Borrower shall make equal monthly payments of principal, together with applicable interest, in arrears, to Bank, as calculated by Bank (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule equal to (i) six (6) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Term Loan Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

4.Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows: “6.8 Minimum Liquidity. Borrower shall maintain at all times unrestricted cash and cash equivalents in accounts maintained with Bank, in an amount equal to or greater than the amount of the outstanding balance of the Term Loans.”

5.Exhibit C of the Agreement hereby is replaced in its entirety by Exhibit C attached hereto.

6.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

7.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

8.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a.this Amendment, duly executed by Borrower;

b.an Officer’s Certificate with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, duly executed by each Borrower;

c.all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

d.such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

10.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

EKSO BIONICS HOLDINGS, INC.

By:  /s/ John F. Glenn

Name:  John F. Glenn

Title: CFO

EKSO BIONICS, INC.

By:  /s/ John F. Glenn

Name:   John F. Glenn

Title: CFO

WESTERN ALLIANCE BANK, an Arizona Corporation

By:  /s/ Bill Wickline

Name: Bill Wickline

Title: Head of Life Sciences

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT C COMPLIANCE CERTIFICATE
TO: WESTERN ALLIANCE BANK, an Arizona corporation

FROM: EKSO BIONICS HOLDINGS, INC., for itself and on behalf of EKSO BIONICS, INC.

The undersigned authorized officer of EKSO BIONICS HOLDINGS, INC., for itself and on behalf of EKSO BIONICS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending  with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant Required Complies

Annual financial statements (CPA Audited) FYE within 90 days Yes No

Monthly financial statements and Compliance Certificate
Prior to each Credit Extension, and monthly within 30 days
Yes No

10K and 10Q (as applicable) Yes No

Annual operating budget, sales projections and operating plans approved by board of directors
Annually no later than 30 days after the beginning of each fiscal year
Yes No

Deposit balances with Bank $
Deposit balance outside Bank $

Financial Covenant Required Actual Complies

Minimum Liquidity Cash equal to $  outstanding balance
of the Term Loan
Yes No

Comments Regarding Exceptions: See Attached.

Sincerely,

SIGNATURE

TITLE

DATE

OFFICER’S CERTIFICATE

Borrower: EKSO BIONICS HOLDINGS, INC. Date: April 28, 2020

I, the undersigned Secretary or Assistant Secretary of EKSO BIONICS HOLDINGS, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Nevada.

I FURTHER CERTIFY that attached hereto as Attachments A and B are true and complete copies of the Articles of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES POSITION ACTUAL SIGNATURES
John F. Glenn  CFO  /s/ John F. Glenn
Jack Peurach  CEO  /s/ Jack Peurach

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Loan and Security Agreement dated as of the date hereof (the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including that certain First Amendment to Loan and Security Agreement dated as of August 3, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of April 28, 2020, (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on April 28, 2020 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X /s/ John F. Glenn
Secretary or Assistant Secretary* of Borrower

*if Borrower does not have a Secretary or Assistant Secretary, then another Officer may sign, so long as such Officer is not the sole Officer who has provided an incumbency signature above

ATTACHMENT A ARTICLES OF INCORPORATION

ATTACHMENT B BYLAWS OF THE CORPORATION

OFFICER’S CERTIFICATE

Borrower: EKSO BIONICS, INC. Date: April 28, 2020

I, the undersigned Secretary or Assistant Secretary of EKSO BIONICS, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments A and B are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES POSITION ACTUAL SIGNATURES
John F. Glenn  CFO  /s/ John F. Glenn
Jack Peurach  CEO  /s/ Jack Peurach

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Loan and Security Agreement dated as of the date hereof (the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including that certain First Amendment to Loan and Security Agreement dated as of August 3, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of April 28, 2020, (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on April 28, 2020 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X /s/ John F. Glenn
Secretary or Assistant Secretary* of Borrower

*if Borrower does not have a Secretary or Assistant Secretary, then another Officer may sign, so long as such Officer is not the sole Officer who has provided an incumbency signature above

ATTACHMENT A CERTIFICATE OF INCORPORATION

ATTACHMENT B BYLAWS OF THE CORPORATION